UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549





                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported):  July 25, 1996





                                U S WEST, Inc.
            (Exact name of registrant as specified in its charter)
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

A Delaware Corporation    Commission File  IRS Employer Identification
(State of incorporation)  Number 1-8611    No. 84-0926774
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              7800 East Orchard Road, Englewood, Colorado 80111
         (Address of principal executive offices, including Zip Code)

                       Telephone Number (303) 793-6500
             (Registrant's telephone number, including area code)

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Item 5.  Other Events

On July 25, 1996, U S WEST Communications Group released its second quarter earnings results. In addition, U S WEST Media Group released its second quarter earnings results on July 26, 1996. The releases and financial statements are attached hereto as Exhibits.


Item 7.  Exhibits

Exhibit     Description

27     Financial Data Schedule.

99A      Press Release issued July 25, 1996 concerning the earnings results of
U S WEST Communications Group for the second quarter of 1996.

99A.1       Unaudited Combined Statements of Income of U S WEST Communications
Group for the quarters ended June 30, 1995 and 1996, filed in connection with the Press Release dated July 25, 1996.

99A.2     Unaudited Earnings Normalization Schedule of U S WEST Communications
Group for the quarters ended June 30, 1995 and 1996, filed in connection with the Press Release dated July 25, 1996.

99A.3        Unaudited Selected Combined Group Data of U S WEST Communications
Group for the quarters ended June 30, 1995 and 1996, filed in connection with the Press Release dated July 25, 1996.

99A.4       Unaudited Combined Balance Sheets of U S WEST Communications Group
for the quarter ended June 30, 1996 and year ended December 31, 1995, filed in connection with the Press Release dated July 25, 1996.

99A.5          Unaudited  Combined  Statements  of  Cash  Flows  of  U  S WEST
Communications Group for the six-months periods ended June 30, 1995 and 1996, filed in connection with the Press Release dated July 25, 1996.

99A.6      Unaudited Statements of Income of U S WEST Communications, Inc. for
the six-months periods ended June 30, 1995 and 1996, filed in connection with the Press Release dated July 25, 1996.

99B      Press Release issued July 26, 1996 concerning the earnings results of
U S WEST Media Group for the second quarter of 1996.

99B.1      Unaudited Combined Statements of Income of U S WEST Media Group for
the quarters and six-months periods ended June 30, 1995 and 1996, filed in connection with the Press Release dated July 26, 1996.

99B.2       Unaudited Selected Combined Group Data of U S WEST Media Group for
the quarters and six-months periods ended June 30, 1995 and 1996, filed in connection with the Press Release dated July 26, 1996.

99B.3        Unaudited Combined Balance Sheets of U S WEST Media Group for the
quarter ended June 30, 1996, and the year ended December 31, 1995, filed in connection with the Press Release dated July 26, 1996.

99B.4      Unaudited Combined Statements of Cash Flows of U S WEST Media Group
for the six-months periods ended June 30, 1995 and 1996, filed in connection with the Press Release dated July 26, 1996.

99B.5        Unaudited Selected Proportionate Data of U S WEST Media Group for
the quarters ended June 30, 1995 and 1996, filed in connection with the Press Release dated July 26, 1996.

99C.1        Unaudited Consolidated Statements of Income of U S WEST, Inc. for
the quarters and six-months periods ended June 30, 1995 and 1996.

99C.2          Unaudited Consolidated Balance Sheets of U S WEST, Inc. for the
quarter ended June 30, 1996 and the year ended December 31, 1995.

99C.3        Unaudited Consolidated Statements of Cash Flows of U S WEST, Inc.
for the six-months periods ended June 30, 1995 and 1996.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     U S WEST, Inc.

/s/ STEPHEN E. BRILZ
By:___________________________
Stephen E. Brilz
Assistant Secretary

Dated:  July 25, 1996